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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 24, 2000

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Exact Name of Registrant               Commission           I.R.S. Employer
as Specified in Its Charter            File Number         Identification No.
---------------------------            -----------         ------------------

Hawaiian Electric Industries, Inc.       1-8503                99-0208097
Hawaiian Electric Company, Inc.          1-4955                99-0040500


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                                 State of Hawaii
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

            (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
             (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)


                                      None
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events


On January 24, 2000, HEI issued the following news release:


HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS 1999 EARNINGS


     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today reported net income from continuing operations of $92.9 million, or $2.89 per share, for 1999 compared with $94.6 million, or $2.96 per share, for 1998.

     "Earnings from continuing operations were slightly down in 1999. However, our utilities and savings bank had a strong fourth quarter. We continue to see signs that Hawaii's economy is slowly improving. In fact, as of September, the state's leading economic indicator has risen for six consecutive months, " said Robert F. Clarke, HEI chairman, president and chief executive officer.

     Net income amounted to $96.8 million, or $3.01 per share, for 1999 compared with $84.8 million, or $2.65 per share for 1998. In 1999, the Company reversed $4.0 million of a reserve established in 1998 for the discontinuance of its residential real estate operation. In 1998, the after-tax loss recorded for the discontinuance of its residential real estate operation was offset in part by an after-tax gain from the settlement of HEI's claims against three insurance carriers.

     "This year utility sales were up. However, due to increases in maintenance and depreciation expenses, utility earnings were down 7% for the year. Meanwhile, savings bank earnings were up 17% primarily due to higher net interest income resulting from an improved interest rate spread " said Clarke.

     Electric utility net income in 1999 amounted to $75.2 million compared with $80.8 million in 1998. Kilowatthour sales for the year were 1% higher than in 1998.

     HEI's savings bank subsidiary reported net income of $35.4 million in 1999 compared with $30.3 million in 1998. The bank's interest rate spread - the difference between the yield on earning assets and cost of funds - was 3.19% in 1999 versus 3.11% in 1998.

     HEI's international power subsidiary reported a net loss of $5.1 million in 1999 compared with a $4.0 million net loss in 1998, reflecting higher business development expenses.

     On November 10, 1999, HEI closed its sale of Young Brothers, Limited and most of the assets of Hawaiian Tug & Barge Corp. to Saltchuk Resources, Inc. of Seattle, Washington. HEI recovered its investment on the sale.

     HEI is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary.

Hawaiian Electric Industries, Inc. and subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)


                                                                         Three months                 Years ended
                                                                   ended December 31,          ended December 31,
(in thousands, except per share amounts)                          1999           1998         1999            1998
-------------------------------------------------------------------------------------------------------------------

Revenues
Electric utility                                            $   287,858    $   253,789    $ 1,055,204    $ 1,016,283
Savings bank                                                    105,250        103,559        409,913        409,883
International power                                               1,207          1,154          4,464          4,773
Other                                                            14,590         13,822         53,709         54,226
                                                            -----------    -----------    -----------    -----------
                                                                408,905        372,324      1,523,290      1,485,165
                                                            -----------    -----------    -----------    -----------
Expenses
Electric utility                                                244,853        211,864        880,490        838,833
Savings bank                                                     90,737         91,988        349,561        356,233
International power                                               2,444          1,671          9,195          7,937
Other                                                             6,293         15,029         50,173         57,516
                                                            -----------    -----------    -----------    -----------
                                                                344,327        320,552      1,289,419      1,260,519
                                                            -----------    -----------    -----------    -----------
Operating income (loss)
Electric utility                                                 43,005         41,925        174,714        177,450
Savings bank                                                     14,513         11,571         60,352         53,650
International power                                              (1,237)          (517)        (4,731)        (3,164)
Other                                                             8,297         (1,207)         3,536         (3,290)
                                                            -----------    -----------    -----------    -----------
                                                                 64,578         51,772        233,871        224,646
                                                            -----------    -----------    -----------    -----------

Interest expense--electric utility and other                    (18,143)       (17,179)       (72,631)       (70,524)
Allowance for borrowed funds used during construction               621            770          2,576          5,915
Preferred stock dividends of subsidiaries                          (511)        (1,498)        (2,135)        (6,005)
Preferred securities distributions of  trust subsidiaries        (4,009)        (3,268)       (16,025)       (12,557)
Allowance for equity funds used during construction               1,026          1,325          4,228         10,106
                                                            -----------    -----------    -----------    -----------
Income from continuing operations
    before income taxes                                          43,562         31,922        149,884        151,581
Income taxes                                                     15,810         10,813         56,990         56,953
                                                            -----------    -----------    -----------    -----------
Income from continuing operations                                27,752         21,109         92,894         94,628
                                                            -----------    -----------    -----------    -----------
Discontinued operations, net of income taxes
    Loss from operations                                           --             --             --          (13,598)
    Net gain on disposals                                         3,953           --            3,953          3,781
                                                            -----------    -----------    -----------    -----------
Gain (loss) from discontinued operations                          3,953           --            3,953         (9,817)
                                                            -----------    -----------    -----------    -----------
Net income                                                  $    31,705    $    21,109    $    96,847    $    84,811
                                                            ===========    ===========    ===========    ===========
Per common share
    Basic earnings (loss)
       Continuing operations                                $      0.86    $      0.66    $      2.89    $      2.96
       Discontinued operations                                     0.12           --             0.12          (0.31)
                                                            -----------    -----------    -----------    -----------
                                                            $      0.98    $      0.66    $      3.01    $      2.65
                                                            ===========    ===========    ===========    ===========
    Diluted earnings (loss)
       Continuing operations                                $      0.86    $      0.66    $      2.88    $      2.95
       Discontinued operations                                     0.12           --             0.12          (0.31)
                                                            -----------    -----------    -----------    -----------
                                                            $      0.98    $      0.66    $      3.00    $      2.64
                                                            ===========    ===========    ===========    ===========
    Dividends                                               $      0.62    $      0.62    $      2.48    $      2.48
                                                            ===========    ===========    ===========    ===========
Weighted average number of
    common shares outstanding                                    32,213         32,081         32,188         32,014
                                                            ===========    ===========    ===========    ===========
Adjusted weighted average shares                                 32,308         32,199         32,291         32,129
                                                            ===========    ===========    ===========    ===========


Income from continuing operations by segment
    Electric utility                                        $    18,602    $    17,849    $    75,222    $    80,776
    Savings bank                                                  9,331          6,647         35,412         30,263
    International power                                          (1,429)          (639)        (5,089)        (4,031)
    Other                                                         1,248         (2,748)       (12,651)       (12,380)
                                                            -----------    -----------    -----------    -----------
Income from continuing operations                           $    27,752    $    21,109    $    92,894    $    94,628
                                                            ===========    ===========    ===========    ===========

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the years ended December 31, 1998 and December 31, 1999 (when filed) and the consolidated financial statements and the notes thereto in HEI's Quarterly Reports on SEC Forms 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.          HAWAIIAN ELECTRIC COMPANY, INC.
                     (Registrant)                             (Registrant)



 /s/ Robert F. Mougeot                     /s/ Paul Oyer
----------------------------------         ------------------------------------
Robert F. Mougeot                          Paul A. Oyer
Financial Vice President and               Financial Vice President and
  Chief Financial Officer                    Treasurer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)

Date:  January 24, 2000                    Date:  January 24, 2000

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